Estimates of future earnings are by definition, and certain other matters discussed in this presentation may be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Sunrise believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurances that its expectations will be realized. Sunrise's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to, development and construction risks, acquisition risks, licensing risks, business conditions, competition, changes in interest rates, the Company's ability to execute on its sale/manage back program, market factors that could affect the value of the Company's properties, the risks of downturns in economic conditions generally, success in integrating Marriott Senior Living Services operations, satisfaction of closing conditions and availability of financing for development and acquisitions. These and other risks are detailed in the Company's annual report on form 10-K filed with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. SUNRISE SENIOR LIVING

Corporate overview Industry overview Keys to success Management services transformation Portfolio/Financial overview SUNRISE SENIOR LIVING

Founded in 1981 Pioneered resident-centered senior care model Deep and experienced management team Cluster communities in top major metropolitan markets Largest senior living provider 361 communities open or under construction 41,869 resident capacity 30,000 team members 93% of revenues from private pay sources SUNRISE SENIOR LIVING CORPORATE OVERVIEW

Major Metro Market Focused Strong Organic Growth Strong Industry Fundamentals High Barriers to Entry Sustainable Financial Growth Fragmented Industry Highly Experienced and Disciplined Management Team Self-Funded Industry Leader INVESTMENT HIGHLIGHTS

70-74 75-79 80-84 85-89 90 & Over Men 17 24 26 48 79 Women 20 28 38 55 62 Source: Joint Center for Housing Studies of Harvard University Seniors' Need for Assistance Rises Dramatically with Age (percent needing assistance with at least one activity of daily living) STRONG DEMOGRAPHIC TRENDS

Years 2000-2010 +85 Population 34 U.S. Population 9 Source: U.S. Census Bureau Demographic Growth STRONG DEMOGRAPHIC TRENDS

Source: National Investment Center for the Seniors Housing and Care Industries, 1999. American Seniors Housing Association, Construction Report 2000, 2001, 2002. Sunrise figures include resident capacity for communities open and under construction. SENIOR HOUSING SUPPLY

*As of July 1, 2002, according to the American Senior Housing Association 2002 Top 50 Managers. Sunrise figures include resident capacity for communities open and under construction. TOP 5 SENIOR HOUSING OPERATORS

1998 1999 2000 2001 Sunrise 2.3 2.5 2.2 1.5 Total 25.8 16.6 10.8 1.3 Additional Capacity (in thousands) 2.3 2.2 1.5 28.1 19.1 13.0 DEVELOPMENT ACTIVITY 2.5 2.8 Source: American Seniors Housing Association. Company information.

Source: National Investment Center for the Seniors Housing and Care Industries, American Seniors Housing Association, Company Estimate Total Revenue (2003 Estimate) $132 Billion Assited Living Nursing Homes Congregate 16 74 10 Congregate/ Independent $13 Assisted Living $21 Nursing Homes $98 10% 16% 74% SENIOR HOUSING AND CARE REVENUE SOURCES

Total Private Revenue (2003 Estimate)* $72 Billion Assited Living Nursing Homes Congregate 54 28 18 Congregate/ Independent $13 Assisted Living $20 Nursing Homes $39 18% 28% 54% SENIOR HOUSING AND CARE REVENUE SOURCES Source: National Investment Center for the Seniors Housing and Care Industries, American Seniors Housing Association, Company Estimate. * Excludes Medicare and Medicaid.

Annual Revenue Estimates Lodging + Food / Beverage Seniors Housing & Care 85.6 63 Lodging Seniors Housing & Care 1744000 1754000 Direct Employment Lodging Seniors Housing & Care 33575 52579 National Estimates of the Number of Properties Sources: Urban Land Institute, National Multi Housing Council, U.S. Census Bureau, Smith Travel Research, PricewaterhouseCoopers, NIC, Bureau of Labor Statistics. Senior Housing and Care revenue excludes estimated Medicare and Medicaid. INDUSTRY COMPARISON

EXCELLENCE IN OPERATIONS DISCIPLINED SITE SELECTION STRATEGY PROVEN PRODUCT DESIGN EFFICIENT & FLEXIBLE CAPITAL PLAN $ KEYS TO SUCCESS

ATTRACTIVE ENVIRONMENTS + RESIDENT-CENTERED SERVICE = HIGH QUALITY OF LIFE KEYS TO SUCCESS

Single Family Home Cottage Independent Living Apartment Alzheimer's Care Assisted Living Skilled Nursing Facility Sub-Acute Nursing TRADITIONAL "CONTINUUM OF CARE" MODEL

RESIDENT-CENTERED SENIOR LIVING

RESIDENT-CENTERED SENIOR LIVING It is what the customer wants It is the law Maximizes sense of autonomy for resident (#1 factor for quality of life) Provides widest choices for residents and family Requires a high level of customer service It produces happy residents and grateful families

Unique resident care programs - Wellness programs - Medication management - Reminiscence/Alzheimer's care Training programs - Leadership development - Five star program Continuous quality improvement - Focus on customer satisfaction EXCELLENCE IN OPERATIONS

MANAGEMENT SERVICES TRANSFORMATION NEARING COMPLETION 1. Sale/Long-Term Manage Back Program 2. Marriott Senior Living acquisition 3. Future development with joint venture partners Three Transformation Drivers

SALE/LONG-TERM MANAGE BACK PROGRAM SUMMARY Closed and announced transactions 111 properties with a resident capacity of 9,683 Gross value of approximately $1.6 billion Debt reduction of $690 million Pre-tax proceeds of $405 million 66 remaining consolidated communities 34 wholly or majority owned communities 32 leased communities

MARRIOTT SENIOR LIVING TRANSACTION SUMMARY Marriott Senior Living Portfolio 129 communities in 29 states with a resident capacity of 23,329 Assisted living (50%), independent living (34%) and skilled nursing (16%) Long-term contracts (avg. 19 yrs.) on large communities (avg.. 181 res. cap.) with high average revenue ($6.7 million) Good geographic overlap in major metros and adds new metros Structure Sunrise acquired management contracts (108) and leases (21) CNL acquired real estate Revenues generated by seasoned in-place portfolio Name changed to Sunrise Senior Living Bill Marriott joins Sunrise's Board of Directors

JOINT VENTURE DEVELOPMENT Benefits Growth without dilution or leverage Source of long-term management contracts Reduced risk Higher return on equity Broad institutional capital availability Large multi-property JVs attractive to debt providers

COMPANY TRANSFORMATION - PORTFOLIO COMPOSITION Owned Joint Venture Managed 65 25 10 Owned Joint Venture Managed 19 38 43 2000 1Q03* 164 Properties 343 Properties Consolidated 106 Joint Ventures 41 Managed 17 Consolidated 66 Managed 147 Joint Ventures 130 25% 19% 10% 38% 43% * As of 3/31/03 adjusted for pending transaction. 65%

Long-term contracts More stable/predictable revenue stream Reduced earnings volatility Reduced exposure to real estate valuations Higher return on equity Less debt Simplified story MANAGEMENT SERVICE COMPANY BENEFITS

0.85 0.95 0.75 Manager 87.491 113.552 61.43 Owner 59.365 454.003 -247.783 MANAGEMENT SERVICES TRANSFORMATION (In thousands) Pre-Tax Income Comparison "Prototype Community" Occupancy

Over 350 Locations in Largest Domestic & Intl. Markets New York Los Angeles Chicago Philadelphia San Francisco Boston Dallas/Ft. Worth Washington Atlanta Detroit Houston Seattle/Tacoma Tampa/St. Petersburg Minneapolis/St. Paul Cleveland Phoenix Miami/Ft. Lauderdale Orlando/Daytona Beach Denver Pittsburgh St. Louis Baltimore Indianapolis San Diego Hartford/New Haven Charlotte Raleigh/Durham U.S. Markets International Markets London Vancouver Toronto MAJOR METROPOLITAN FOCUS

RESIDENT CAPACITY SUMMARY Assisted living Independent living skilled nursing 67 23 10 Resident Capacity by Property Type 41,869 resident capacity* Skilled Nursing 9% Assisted Living 68% Independent Living 23% * As of 3/31/03, includes resident capacity for communities open and under construction.

'99 '00 '01 '02 '03E Resident Capacity 11 12.9 14.8 16.6 42.7 '99 '00 '01 '02 '03E Communities 140 164 186 209 370 CAGR = 27.5% CAGR = 40.4% Communities Operated Resident Capacity Operated (In thousands) MORE SENIORS ARE CHOOSING SUNRISE

1999 2000 2001 2002 2003E EPS 275 400 497 598 1502 Growth = 53% (Dollars in millions) REVENUES UNDER MANAGEMENT

'99 '00 '01 '02 Revenue 255.2 344.8 428.2 505.9 CAGR = 25.6% Notes: Projections based on the mid-point of the Company's earning guidance of $2.57 to $2.65 per share for 2003. 1999 2000 2001 2002 2003E Net income 20.2 24.3 49.1 54.7 64.7 CAGR = 33.8% 1999 2000 2001 2002 Debt 0.64 0.6 0.54 0.41 (Dollars in millions) REVENUE NET INCOME DEBT as a % of total assets -$244 million SOLID FINANCIAL PERFORMANCE

SUNRISE RESULTS * Community, resident capacity and revenues under management based on 2003 estimate. GAAP revenues based on first quarter 2003 results annualized. Debt based on 3/31/03 balances.

Internal Growth Improving revenue through occupancy and rates Controlling expenses Adding services Management fee income growth New Construction Top 30 U.S. markets International - UK, Germany & Canada Additional product lines (AL, IL, CCRCs) New Management Services Opportunities Build-up new third- party management Selective acquisitions with financial partners Deep experience in multiple product types GROWTH DRIVERS

Industry leader in growing senior living field Attractive fundamentals Fragmented industry High barriers to entry Self-funded Predictable growth WHY SUNRISE?